Exhibit 99.1

Media Contact: Wes Robinson 626-201-2928 wrobinson@olmsteadwilliams.com

ArculusTM Sponsors Consensus by Coindesk
To Address the Significant Security Risks of Cryptocurrency

Somerset, NJ – May 24, 2021 – Arculus Holdings, L.L.C. today announced that it will be sponsoring Consensus by Coindesk 2021 to highlight its cryptocurrency three-factor-authentication cold storage solution. The Arculus system is comprised of patented and patent-pending technology and provides an attractive solution for the consumer with its familiar sleek metal credit card form and tap-to-transact functionality.

Arculus is a subsidiary of CompoSecure, L.L.C. (“CompoSecure”), a pioneer and category leader in premium financial cards, which announced on April 19, 2021 that it had agreed to merge with Roman DBDR Tech Acquisition Corp (Nasdaq: DBDR).

Consumer adoption of cryptocurrencies is exploding with companies such as Paypal, Stripe, Venmo and Robinhood recently adding the ability for tens of millions of consumers to acquire cryptocurrencies, but significant risks abound. Bloomberg reported on the massive loss of customers’ cryptocurrency, stating: “money invested by about 390,000 active users had become “irretrievable”.”

Yahoo Finance reported on the risks Coinbase consumers are facing as cryptocurrency transactions are usually irreversible. The article discusses how hundreds of thousands of dollars were lost in a matter of minutes.

At the Consensus virtual cryptocurrency event that runs May 24-27, CompoSecure will promote its Arculus WalletTM cold storage product with its three-factor-authentication system that provides the solution to these risks for both the consumer and the service provider. The three factors, biometric, pin and air-gapped Arculus metal card, set the gold standard for security in the crypto space.

“Arculus fills a strong market need blending ease of use with stringent security so that the everyday consumer feels more comfortable entering the cryptocurrency market,” said Adam Lowe, Chief Innovation Officer of CompoSecure and creator of the Arculus technology. “Consumers and providers both win by adopting the Arculus solution, which lets the consumer control their private crypto keys.”

The Arculus KeyTM card delivers an exceptional customer experience combined with increased security. It requires no battery or charging and is a sleek metal card that provides a truly air-gapped private key storage solution. It contains an EAL 6+ embedded secure element, ranked as one of the highest assurance levels of security, that holds your encrypted keys and must be physically near the mobile device to enable transactions and combines this factor with your personal pin and the biometric security of your mobile device (e.g., fingerprint or facial recognition).

The Arculus KeyTM card connects via encrypted NFC to the Arculus WalletTM mobile app. With the Arculus WalletTM, consumers can easily manage multiple currencies, send funds to others, buy or sell crypto, or swap crypto-to-crypto all in one easy-to-use interface. The Arculus KeyTM card will be available in Q3 of 2021, along with the Arculus WalletTM app for iOS and Android devices for download.

To schedule a meeting during the virtual Consensus by Coindesk event, please email: Consensus2021@arculus.co.

Media Contact: Wes Robinson 626-201-2928 wrobinson@olmsteadwilliams.com

About CompoSecure

Founded in 2000, CompoSecure is a pioneer and category leader in premium payment cards and an emergent provider of cryptocurrency and digital asset storage and security solutions. The company focuses on serving the affluent customers of payment card issuers worldwide using proprietary production methods that meet the highest standards of quality and security. The company offers secure, innovative, and durable proprietary products that implement leading-edge engineering capabilities and security. CompoSecure’s mission is to increase clients’ brand equity in the marketplace by offering products and solutions which differentiate the brands they represent, thus elevating cardholder experience. For more information, please visit www.composecure.com. ArculusTM was created with the mission to promote cryptocurrency adoption by making it safe, simple and secure for the average person to buy, sell and store cryptocurrency. With a strong background in security hardware and financial payments, the ArculusTM solution was developed to allow people to use a familiar payment card form factor to manage their cryptocurrency. For more information, please visit http://www.arculus.co.

On April 19, 2021, CompoSecure announced that it had signed a merger agreement with Roman DBDR Tech Acquisition Corp. (NASDAQ: DBDR) (“Roman DBDR”), a special purpose acquisition company. Upon closing of the proposed merger, the combined company will operate as CompoSecure, Inc. and plans to trade on the Nasdaq stock market. The transaction reflects a pro forma enterprise value for the combined company of approximately $1.2 billion. The transaction is expected to close in the third quarter of 2021 and remains subject to approval by Roman DBDR stockholders, the expiration of the HSR Act waiting period, and other customary closing conditions.

About Roman DBDR Tech Acquisition Corp.

Roman DBDR is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities. While the Company may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, it intends to focus its search on companies in the technology, media and telecom (“TMT”) industries. The Company is led by its Co-Chief Executive Officers, Dr. Donald G. Basile and Dixon Doll, Jr. The Company’s experienced board of directors includes former NVCA Chairman and longtime venture capitalist Dixon Doll, Global Net Lease (NYSE: GNL) CEO James L. Nelson, former fund manager Paul Misir, investment banker and investor Arun Abraham, and entrepreneur Alan Clingman. For more information, please visit https://www.romandbdr.com/. Roman DBDR raised $236 million in its initial public offering (inclusive of underwriter’s exercise of over-allotment option) in November 2020 and is listed on Nasdaq under the symbol “DBDR”.

Media Contact: Wes Robinson 626-201-2928 wrobinson@olmsteadwilliams.com

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to statements regarding Roman DBDR’s or CompoSecure’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding: (i) the ability of Roman DBDR and CompoSecure to complete the transaction described in the Press Release, (ii) the size, demand and growth potential of the markets for CompoSecure’s products and CompoSecure’s ability to serve those markets, (iii) the degree of market acceptance and adoption of CompoSecure’s products, (iv) CompoSecure’s ability to develop innovative products and compete with other companies engaged in the financial services and technology industry and the timing of the ArculusTM launch and (v) CompoSecure’s ability to attract and retain clients. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of CompoSecure’s and Roman DBDR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a prediction or a definitive statement of fact or probability. Neither Roman DBDR nor CompoSecure gives any assurance that either Roman DBDR or CompoSecure will achieve its expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CompoSecure and Roman DBDR. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Roman DBDR’s and CompoSecure’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the transaction; the inability to recognize the anticipated benefits of the proposed transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed transaction. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement on Schedule 14A (the “Proxy Statement”) relating to the proposed transaction, which is expected to be filed by Roman DBDR with the U.S. Securities and Exchange Commission (the “SEC”) and other documents filed by Roman DBDR from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Roman DBDR or CompoSecure presently know or that Roman DBDR or CompoSecure currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Roman DBDR’s and CompoSecure’s expectations, plans or forecasts of future events and views as of the date of this Press Release. Roman DBDR and CompoSecure anticipate that subsequent events and developments will cause Roman DBDR’s and CompoSecure’s assessments to change. However, while Roman DBDR and CompoSecure may elect to update these forward-looking statements at some point in the future, Roman DBDR and CompoSecure specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Roman DBDR’s and CompoSecure’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Press Release is based on the estimates of CompoSecure and Roman DBDR management.

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